Entergy
Fourth Quarter 2002
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Don Hintz
President

C. John Wilder
Executive Vice President and Chief Financial Officer

February 4, 2003

Entergy

Safe Harbor

<u>The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995</u>: *Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants, and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.*

Discussion Outline

2002 Results	2002 Financial Metrics	2003 and Long-Term Goals
Exceeded Expectations	*Improved Performance*	*Striving For Continued Excellence*

Entergy Achieved Its 2002 Goals

2002 Goals	Achieved
Grow Operational Earnings 8 – 10%	✓
Sustain Strong Cash Flow	✓
Improve Net Margin	✓
Increase Return on Capital	✓
Strengthen Balance Sheet	✓
Solidify Liquidity	✓

Fourth Quarter Earnings Rose Sharply

Earnings Per Share
4Q01 vs. 4Q02


89%
Operational
0.09
0.18
0.33
0.34
4Q01
4Q02
As-Reported
Operational

Operational Earnings	Key Drivers

Utility
$/share


0.20
0.19
4Q01
4Q02

Increased MWh sales volumes offset by higher intercompany tax accruals and higher O&M expenses

Nuclear
$/share


0.13
0.15
4Q01
4Q02

Addition of Vermont Yankee offset by increase in refueling outage expense

ECS
$/share


0.02
0.11
4Q01
4Q02

Increased income due to improved trading opportunities and higher pipeline contract pricing

Parent
$/share


4Q01
4Q02
(0.17)
(0.11)

Higher interest income and lower consolidated tax benefits

2002 Operational Earnings Were Strong, Growing in Each Quarter

Quarterly Earnings Per Share
2001 vs. 2002


1st Quarter
2nd Quarter
3rd Quarter
4th Quarter
0.69
0.75
0.80
-0.35
1.06 1.06
1.06
1.17
1.39
1.24
1.59
1.50
0.09
0.18
0.33
0.34
1Q01
1Q02
2Q01
2Q02
3Q01
3Q02
4Q01
4Q02

Annual Earnings Per Share
2001 vs. 2002


18%
Operational
3.23
3.23
2.64
3.81
2001
2002

As-Reported Operational

Annual Operational Earnings Improved At Each Business

Operational Earnings Per Share
2001 vs. 2002



$3.81
$3.23
$0.53
$0.38
$0.88
$0.57
$2.46
$2.57
($0.18)
($0.17)
ECS
Nuclear
Utility
Parent
2001
2002

Key Earnings Drivers
2001 vs. 2002

Utility

- 2% increase in total retail sales
- Higher O&M expense

Nuclear

- Significantly higher production
- Improved realized MWh prices
- Increased outage amortization expenses

Energy Commodity Services

- Improved trading opportunities
- Higher pipeline income from improved storage business and increased contract pricing

Parent

- Increased interest income

Annual Utility Operational Performance Measures

Operational Earnings Per Share
2001 vs. 2002


4%
2.46
2.57
2001
2002

Annual Highlights - Utility

Retail Sales
GWh


99,956
101,631
2001
2002

Total GWh retail sales increased by 2% due to customer growth and higher usage levels

O&M Expense
$/MWh


15.55
19.29
2001
2002

O&M expense rose primarily due to ice storm settlement, increased fossil outage, nuclear and customer service support expense

Weather Impact
$/Share


2001
2002
(0.01)
(0.01)

Weather was slightly below normal, but matched last year

Annual Entergy Nuclear Operational Performance Measures

Operational Earnings Per Share
2001 vs. 2002


54%
0.57
0.88
2001
2002

Annual Highlights - Nuclear

Total Generation
GWh


22,614
29,953
2001
2002

Output increased due to addition of Vermont Yankee and full year of Indian Point 2

Realized Price
$/MWh


34.90
40.07
2001
2002

Realized price increased 15% with addition of VY and higher contract prices

Production Cost
$/MWh


18.60
20.20
2001
2002

Production costs rose 9% due to addition of plants and increased outage amortization expense

Annual Energy Commodity Services Operational Performance Measures

Operational Earnings Per Share
2001 vs. 2002



39%
0.38
0.53
2001
2002

Annual Highlights - ECS

Volumes Traded
Bcf/d (gas); TWh (power)



3.0
181
5.8
408
2001
2002
Gas
Power

Gas marketed increased 93% while power marketed rose 125%

Throughput
Bcf/day



2.45
2.40
2001
2002

Despite lower throughput, pipeline income rose due to improved storage business and higher contract pricing

Gain/Loss Ratio
Times



2.8
1.8
2001
2002

Gain/loss ratio declined, but remained strong

Discussion Outline

2002 Results

2002 Financial Metrics

2003 and Long-Term Goals

Exceeded Expectations

Improved Performance

Striving For Continued Excellence

Operational Earnings Grew By 18%


Operational Earnings Per Share
1998 – 2002; $/share
Including weather impact
Excluding weather impact
2.22
1.92
2.17
2.08
3.12
2.80
3.23
3.24
3.81
3.82
98
99
00
01
02

Annual Growth (weather-adjusted)	8%	35%	16%	18%

2002 Operating Cash Flow Exceeded $2 Billion

Operating Cash Flow
1998 - 2002; $B



1.84
1.39
1.97
2.22
2.18
1998
1999
2000
2001
2002

Returns Increased

Return on Average Invested Capital*
2001 vs. 2002; %


4%
7.3
7.6
2001
2002

Return on Average Common Equity*
2001 vs. 2002; %


13%
10.0
11.3
2001
2002

* *operational*

Operational Net Margin Reached Six Year High

Net Margin
1997 – 2002; %



2.6
5.7
6.4
4.8
6.3
6.1
6.8
7.2
7.6
7.6
7.2
10.4
97
98
99
00
01
02
As-Reported
Operational

Credit Metrics Improved

Net Debt to Net Capital
2001 vs. 2002; %


7%
49.7
46.3
2001
2002

FFO Interest Coverage
2001 vs. 2002; times


6%
4.3
4.6
2001
2002

Discussion Outline

2002 Results	2002 Financial Metrics	2003 and Long-Term Goals
Exceeded Expectations	*Improved Performance*	*Striving For Continued Excellence*

2003 Financial Objectives

Industry-Leading Financial Performance

Operating Performance

- Grow earnings to $3.75 - $3.95, excluding disproportionate sharing
- Deliver operating cash flow of $2 billion or more
- Top quartile improvement in net margin

Financial Flexibility

- Maintain a $750 million minimum liquidity cushion
- Sustain credit advantage by keeping net debt/net capital in a 45 – 50% range
- Increase FFO to interest coverage ratio by 5% or more

Investment Returns

- Successful acquisition of attractive asset(s)
- Top quartile improvement in ROE and ROIC
- Top quartile total shareholder return through competitive dividend and stock price appreciation

2003 Earnings Guidance

Operational Earnings Per Share
2002 vs. 2003



$3.81
$0.53
$0.88
$2.57
($0.17)
$3.60*
$0.32*
$0.88
$2.57
($0.17)
$3.75 - $3.95
$0.35 - $0.40
$0.90 - $0.95
$2.70 - $2.75
($0.15 - $0.20)
ECS
Nuclear
Utility
Parent
2002 Actual
2002 Adjusted
2003 Guidance

* Excluding disproportionate sharing from EK

Key Guidance Assumptions

Utility

- Increased revenues due to rate actions and sales growth
- Higher O&M and depreciation expense

Nuclear

- Increased generation
- Decreased O&M expense offset by increased outage amortization

Energy Commodity Services

- Commodity trading growth
- Pipeline operations growth

Parent

- Reduced corporate expense
- Increased net interest expense

Additional Items Considered In Guidance

1 Expense stock options starting on 1/1/03

2 Pension expense based on:

Assumptions	Previous	Revised
Rate of Return	9.00%	8.75%
Discount Rate	7.50%	6.75%
Compensation Increase	4.60%	3.25%

Expense

2002: $31.5m

2003: $35.0m

3 No impact at Entergy for EITF 02 - 03

Long-Term Financial Objectives

Industry-Leading Financial Performance

Operating Performance

- Average annual earnings growth of 8-10%
- Top quartile cost position
- Top quartile net margin

Financial Flexibility

- Highly competitive capital structure aligned for asset risk profile
- Ample liquidity and low cost of capital
- A credit rating

Investment Returns

- Free cash flow reinvested in advantaged businesses at high capital productivity
- 10% or greater return on capital
- Top quartile total shareholder return through competitive dividend and stock price appreciation

Q&A Session

Entergy